BROWN ADVISORY FUNDS

Brown Advisory Emerging Markets Select Fund
(the “Fund”)

Supplement dated May 19, 2022
to the Summary Prospectus, Prospectus (together, the “Prospectus”) and Statement of Additional Information (“SAI”) dated October 31, 2021

This supplement serves as notification of, and provides information regarding, certain changes to the Fund.

1. Portfolio Managers for the Fund

John Goetz no longer serves as a portfolio manager to the Fund, but will continue in his capacity as Co-Chief Investment Officer for Pzena Investment Management, LLC (“Pzena”). Accordingly, all references to Mr. Goetz in the Prospectus and SAI are hereby removed.

Rakesh Bordia, Caroline Cai, and Allison Fisch, who shared portfolio management duties with Mr. Goetz, retain equal decision-making authority in the day-to-day management of Pzena’s allocated portion of the Fund’s portfolio.

If you have any questions, please call the Fund at 1-800-540-6807 (toll free) or 414-203-9064.

Investors should retain this supplement for future reference